                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     November 20, 2002 (November 13, 2002)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                   001-31539                  41-0518430
(State or other jurisdiction        (Commission               (I.R.S Employer
      of incorporation)             File Number)             Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

          (c)   Exhibits.

                The following exhibits are furnished as part of this report:

                Exhibit 99.1   Certification of Chief Executive Officer Pursuant
                               to 18 U.S.C. Section 1350, as Adopted Pursuant
                               to Section 906 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.2   Certification of Vice President-Finance Pursuant
                               to 18 U.S.C. Section 1350, as Adopted Pursuant
                               to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On November 13, 2002, the registrant filed its Quarterly Report on Form
10-Q for the quarterly period ended September 30, 2002 with the SEC. In connection with the filing of the Form 10-Q, on November 13, 2002, the Chief
Executive Officer and the Vice President - Finance of the registrant each signed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the
"Certifications"). The Certifications were submitted to the SEC on November 13,
2002 as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the Certifications are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date: November 20, 2002                  By: /s/ GARRY A. WILKENING
                                             ---------------------------------
                                             Garry A. Wilkening
                                             Vice President-Administration and
                                             Controller